UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2005

THIRD CENTURY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

INDIANA (State or Other Jurisdiction of Incorporation)	000-50828 (Commission File Number)	20-0857725 (IRS Employer Identification No.)

80 East Jefferson Street, Franklin, Indiana (Address of Principal Executive Offices)	46131 (Zip Code)

(317) 736-7151
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

        On January 24, 2005, Third Century Bancorp’s wholly owned subsidiary, Mutual Savings Bank, entered into an agreement to purchase unimproved real estate from South Grove Landing, LLC, an Indiana limited liability company. The real estate consists of approximately 1.561 acres and is part of South Grove Landing Commercial Subdivision, a proposed commercial development at the intersection of State Road 135 and Whiteland Road, located in Johnson County, Indiana.

        Mutual Savings Bank has tendered earnest money of $10,000 and has agreed to pay a purchase price for the real estate of $650,000. The purchase price, less the earnest money and any interest earned thereon, will be paid to South Grove Landing, LLC, at a closing anticipated to occur in approximately six to seven months. Closing will depend, among other things, upon the satisfaction of conditions relating to Mutual Savings Bank’s intended use of the property for a full service financial institution such as, including but not limited to, adequate public access, zoning, pylon signage, title work, covenants regarding other occupants of the commercial development, and the absence of environmental issues.

        If Mutual Savings Bank fails to perform any of its obligations under its agreement with South Grove Landing, LLC, without legal cause, then the earnest money will be forfeited and South Grove Landing, LLC could pursue other remedies, including specific performance of the agreement by Mutual Savings Bank. Mutual Savings Bank may seek return of the earnest money and other remedies, including specific performance, if South Grove Landing, LLC fails to perform any of its obligations under the agreement without legal cause.

        Third Century announced the agreement to acquire the real estate in a press release dated January 28, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

        On January 28, 2005, Third Century Bancorp announced that Mutual Savings Bank intends to close its branch location known as the Indiana Masonic Home Branch, located in Franklin, Indiana. The branch, which has been open since March 1, 2001, is expected to cease operations on April 30, 2005. This announcement is more fully described in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference. The attached press release is furnished pursuant to this Item 8.01.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued January 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 28, 2005

THIRD CENTURY BANCORP By /s/ Robert D. Heuchan —————————————— Robert D. Heuchan President and Chief Executive Officer
EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release issued January 28, 2005